UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 5, 2016

United Parcel Service, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-15451	58-2480149
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

55 Glenlake Parkway, N.E., Atlanta, Georgia	30328
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (404) 828-6000

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07	Submission of Matters to a Vote of Security Holders.

On May 5, 2016, United Parcel Service, Inc. held its annual meeting of shareowners. Proxies for the meeting were solicited pursuant to Regulation 14A under the Securities Exchange Act of 1934 and are described in detail in the Company’s definitive proxy statement that was filed with the Securities and Exchange Commission on Schedule 14A. The following matters were submitted to a vote of the shareowners.

Election of Directors:

Votes regarding the election of 11 directors for a term expiring in 2017 were as follows:

NAME	FOR	AGAINST	ABSTAIN	BROKER NON-VOTES

David P. Abney	1,777,594,500	47,559,649	29,186,829	111,843,012
Rodney C. Adkins	1,780,165,505	35,251,091	38,924,382	111,843,012
Michael J. Burns	1,782,730,768	35,636,619	35,973,591	111,843,012
William R. Johnson	1,779,439,009	36,612,266	38,289,702	111,843,012
Candace Kendle	1,779,479,346	39,344,995	35,516,637	111,843,012
Ann M. Livermore	1,769,350,606	50,134,922	34,855,450	111,843,012
Rudy H.P. Markham	1,777,101,630	36,203,380	41,035,967	111,843,012
Clark T. Randt, Jr.	1,772,958,970	38,935,969	42,446,039	111,843,012
John T. Stankey	1,778,080,125	37,925,094	38,335,759	111,843,012
Carol B. Tomé	1,779,664,949	40,870,855	33,805,173	111,843,012
Kevin M. Warsh	1,761,180,777	52,442,295	40,717,906	111,843,012

Under our Bylaws, each of the directors was elected, having received more votes “for” than “against.”

Ratification of Accountants:

Votes regarding the ratification of the appointment of Deloitte & Touche LLP as our independent registered public accounting firm for the year ending December 31, 2016 were as follows:

FOR	AGAINST	ABSTAIN

1,914,721,172	38,166,561	13,296,257

The proposal passed.

Shareowner Proposals:

Votes on a shareowner proposal to prepare an annual report on lobbying activities were as follows:

FOR	AGAINST	ABSTAIN	BROKER NON-VOTES

388,138,897	1,326,117,978	140,084,104	111,843,012

The proposal did not pass.

Votes on a shareowner proposal to reduce the voting power of class A stock from 10 votes per share to one vote per share were as follows:

FOR	AGAINST	ABSTAIN	BROKER NON-VOTES

508,076,421	1,311,393,192	34,871,365	111,843,012

The proposal did not pass.

Votes on a shareowner proposal to adopt Holy Land Principles were as follows:

FOR	AGAINST	ABSTAIN	BROKER NON-VOTES

144,652,201	1,537,647,617	172,041,160	111,843,012

The proposal did not pass.

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

UNITED PARCEL SERVICE, INC.

Date: May 9, 2016	By:	/s/ Norman M. Brothers, Jr.
Norman M. Brothers, Jr.
Senior Vice President, General Counsel and Corporate Secretary